Exhibit 99.1

October 2026 NYSE American: ZDGE Building the Next Generation of AI Data and Services Investor presentation

© 2026 Zedge, Inc. This presentation contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts are forward-looking statements and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples include statements about Zedge's future performance, projections of results of operations or financial condition, and statements regarding plans, objectives or goals, including strategies, initiatives, competition, acquisitions, dispositions and products. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely" and "continue" may identify forward-looking statements. Readers should not place undue reliance on them. Forward-looking statements are based on current expectations, estimates and assumptions. They involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge's control. Actual results, performance or achievements may differ materially from anticipated results. These factors include those discussed under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Zedge's periodic reports filed with the SEC. These factors are not exhaustive. Forward-looking statements speak only as of the date made, and Zedge undertakes no obligation to update them except as required by law. 02 Safe Harbor Statement

ZEDGE™ © 2026 Zedge, Inc.

From Consumer Mobile to AI Data

DataSeeds.AI

DataSeeds is now our primary growth initiative

Existing businesses continue to be important and strategic, fueling and funding DataSeeds	Approximately $7.7 million insider-led investment adds capital to accelerate the strategy without sacrificing Balance Sheet strength or existing businesses	Zedge plans to invest in talent, technology, infrastructure and specialized datasets while maintaining financial discipline

~20M	~1.3M (+41%)	$15.7M	$27.4M	~20%
Monthly Active Users (Q3 FY26)	Active Subscriptions (Q3 FY26)	Pro-forma Enterprise Value*	Pro-forma Cash** / $0 Debt	Free Cashflow Yield***

Zedge is scaling DataSeeds into a core B2B AI data business, supported by its existing consumer businesses that generate cash or provide content, communities and operating infrastructure.

* Stock price as of 10/16/26
** Pro-forma cash = Q3 FY26 reported cash of $19.7M + $7.7M (capital raise)
*** FCF Yield = TTM FCF of $3.1M (a/o Q3 FY26)/ Pro-forma EV of $15.7M (see FCF reconciliation in appendix)

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© 2026 Zedge, Inc. As AI expands into more specialized and real-world applications, data requirements are becoming more complex, purpose-built and dependent on human expertise. Three demand drivers create a significant growth opportunity Global AI training dataset market by 2033* 22.6% CAGR Purpose built data Physical AI data Ego- / exo-centric video and sensor data created to specification Model evaluations Expert human evaluation 04 The AI data opportunity * Grand View Research $16.3B Nuanced quality requires professional human judgment when automated systems cannot resolve them 01 02 03

ZEDGE™ © 2026 Zedge, Inc.

DataSeeds provides purpose-built multimodal data and expert evaluation services

Current Offerings:



Multimodal datasets

Images, audio and video built to customer specifications



Expert evaluations

Professional image review requiring nuanced human



Physical AI

Ego- / exo-centric video with synchronized sensor data



Egocentric Training Data: Hand Pose, Depth and 3D Mesh from a Real Task



Egocentric with Narration | Making Dinner



Mask Annotated | Dynamic exclusion



Metrics Overlay



3D depth annotation



Lightbox | different contrast for objects



Video | Object removal pairs



Same photo different color lens



Object removal / insertion

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© 2026 Zedge, Inc.

Zedge's existing businesses provide DataSeeds with a competitive advantage

Cash generation, creator communities and operating capabilities support a differentiated AI data business

Zedge Marketplace

- Core profit and cash flow
- Creator community and mobile app expertise

GuruShots

- Global photography community
- Photography assets and expert judgment

Innovation

- Develops and tests new products
- KPI-gated optionality

Content + Creators

- Zedge and GuruShots assets
- Partner datasets and expert creators

Mobile + Trust

- User acquisition and onboarding
- Consent, provenance and QA
- Synchronized video and sensor capture

DataSeeds.AI

- Multimodal datasets
- Model evaluations by experts

Existing businesses provide the financial foundation and operating assets to support DataSeeds' growth.

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ZEDGE™ © 2026 Zedge, Inc.

From customer specification to enterprise-ready data

DataSeeds selects the production path that best fits the assignment



Customer brief

- Content type
- Geography
- Environment
- Technical specifications



Sourcing

- Off-the-shelf catalog
- Mission-specific managed crowd collection
- DataSeeds Production Cloud



Prepare + Verify

- Rights and consent
- Metadata and provenance
- Compliance validation
- Automated + human QA



Deliver

- Rights-cleared multimodal datasets
- Professional image evaluation results

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ZEDGE™ © 2026 Zedge, Inc.

Commercial validation is beginning

DataSeeds has progressed from capability building to paid work and repeat demand

Operating capability in place

Creator communities, production resources and workflow infrastructure deployed in customer work

First six-figure order

Completed

Repeat customers

Follow-on and often larger orders from enterprise AI customers

Broader services

Launched commercial model-evaluation services and are starting to scope video annotation as a further expansion

Scaling capacity in response to customer demand

Hiring marketing, sales, engineering, production and operations talent to drive revenue

What investors should expect

Project timing, scope and size will make DataSeeds revenue lumpy over upcoming quarters

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ZEDGE™ © 2026 Zedge, Inc.

Capital and ownership aligned behind the strategy

Insider-led ~$7.7M investment completed

$6.5M of the financing was associated with Howard Jonas participation. Board Member Elliot Gibber and another current Zedge stockholder participated

$3.2B
StraightPath sale to Verizon

$2.0B
IDT's Market cap

Increased insider alignment

Howard Jonas materially increased his investment and is actively focused on driving DataSeeds' growth

Capital to accelerate Dataseeds

- Talent
- Technology and infrastructure
- Specialized datasets
- Selective capability-enhancing acquisitions

Financial discipline

Quarterly dividend expected to continue and buyback was suspended

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© 2026 Zedge, Inc. Zedge leadership team Operating experience across creator platforms, media, TMT and public-company finance 10 Morris Berger Chief Executive Officer Mr. Berger has served as our Chief Executive Officer since October 1, 2026. He previously served as Chief Executive Officer of Zeno Media, a global streaming audio and advertising technology company, for 15 years. Earlier in his career, Mr. Berger served as CEO of Zedge (2005-2009), CEO of IDT Entertainment (2001-2005) and CMO of Net2Phone (1999-2001). He currently serves on the Board of Directors of Zeno Media and Mission Media. Mr. Berger received a B.A. from Bar Ilan University of Israel. Jonathan Reich President and Chief Operating Officer Jonathan Reich has served as our President since Zedge's spin-off as an independent public company in June 2016 and as our Chief Operating Officer since October 1, 2026. He served as our Chief Executive Officer from August 5, 2020 to September 30, 2026. Mr. Reich also served as our Chief Operating Officer from 2011 to August 5, 2020 and as our Chief Financial Officer from March 2016 to August 5, 2020. From 2007 to 2014, Mr. Reich served as President of Fabrix Systems, Inc. and, from 1999 to 2007, he served in various positions at Net2Phone, Inc., culminating with him serving as Chief Executive Officer of Net2Phone Global Services. Mr. Reich has been a director at the non-profit organization, Hand-in-Hand, since 2005. Mr. Reich received a B.S. and M.S. in Operations Research from Columbia University's School of Engineering and Applied Science in 1989 and 1993, respectively. Yi Tsai Chief Financial Officer and Treasurer Yi has served as our CFO and Treasurer since August '20 and as Controller (between '16 and '20). Previously, he served as CFO of Peerless Systems Corporation (NASDAQ). He began his career in public accounting and has held positions with various financial institutions and multinational corporations. Yi is a CPA with a BS in Accounting from National Taipei University and an MBA in Finance from Case Western Reserve University's Weatherhead School of Management.

© 2026 Zedge, Inc. A new growth chapter for Zedge A proven platform. A specialized AI data opportunity. 11 01 Large and growing need AI data requirements are becoming more specialized and complex as models move into broader real- world applications. 02 Competitive advantage DataSeeds combines creator communities, content assets, mobile operations, compliance and QA. 03 Early commercial validation First six-figure order complete, repeat orders and first commercial model-evaluation engagement with Bria.AI. 04 Aligned capital + execution Howard Jonas-led financing and experienced leadership and board to accelerate DataSeeds investment. 05 Foundation + optionality Existing businesses provide the foundation and continue to operate and innovate. Zedge combines a cash-generating consumer foundation with an emerging AI data business that management believes is not fully reflected in the company's current valuation.

© 2026 Zedge, Inc. 03 Financial Metrics YTD Through Q3 FY26 Unless Noted $23.9M (+9%) Total Revenue $4.8M (+31%) Subscriber Revenue $6.2M (+26%) Deferred Revenue Q3 FY26 $(0.6M) (+69%) GAAP Net Income $2.6M (+10%) Free Cashflow $3.6M (+147%) Adjusted EBITDA ~3% Dividend Yield 10/16/2026 $27.4M (+26%) Cash ($0 debt) (Pro-forma Q3 FY26 + 7.7M)

(NYSE American: ZDGE) Jonathan Reich jonathan.reich@zedge.net Brian Siegel (346) 396-8696 brian@haydenir.com https://investor.zedge.net/ Company contact: Investor relations contact: 12

© 2026 Zedge, Inc. Appendix Michael Jonas Executive Chairman, former Interim CEO of Zedge, Inc. Former EVP of Genie Energy. Howard Jonas Vice-Chairman of Zedge, Inc., Chairman and Founder of IDT Corp., Chairman of Genie Energy, Chairman of IDW Media Holdings, and Executive Chairman of Rafael Holdings, Inc. Mark Ghermezian Serial entrepreneur and successful investor with 20+ years of experience in founding, building, and investing in early-stage SaaS startups. At m]x[v Capital, Mark is proud to be a mentor to his founders and entrepreneurs, offering his experience and expertise to help their companies find the same success. Elliot Gibber President & CEO of Deb El Food Products, a leader in the egg products business in the US and worldwide. Mr. Gibber was Chairman of the United Egg Association. He is an active investor in real estate, high tech and medical technologies. Paul Packer Founded Globis Capital Advisors LLC, an investment advisory, in 2001. Globis invests in startups, micro- and small-cap companies with a focus on hi-tech. Mr. Packer was Chairman of The United States Commission for the Preservation of America's Heritage Abroad. Gregory Suess Founding partner of Activist Artists Management, LLC ('Activist.co'), a full-service management and consulting company. Prior to Activist, Mr. Suess co-founded ROAR, which was one of Hollywood's leading entertainment management companies while under his leadership. Board of Directors Insider-led ~$7.7M investment completed $6.5M of the financing was associated with Howard Jonas participation. Alongside Elliot Gibber and another current Zedge stockholder $500M IDT Entertainment sale to Starz $3.2B StraightPath sale to Verizon Capital and ownership aligned behind the strategy 13

© 2026 Zedge, Inc. Appendix * Numbers may not add due to rounding Trended Financial Information* Appendix $ in millions except EPS · Financial results, 1 of 2 Metric Q125 Q225 Q325 Q425 Q126 Q226 Q326 FY24 FY25 YTD FY26 Total Revenue $7.2 $7.0 $7.8 $7.5 $7.6 $8.3 $8.0 $30.1 $29.4 $23.9     Advertising Revenue $4.9 $4.7 $5.6 $5.2 $5.2 $5.6 $5.4 $21.0 $20.3 $16.1     Digital Goods and Services Revenue $0.6 $0.6 $0.5 $0.5 $0.5 $0.5 $0.5 $3.5 $2.2 $1.5     Subscription Revenue $1.2 $1.2 $1.3 $1.4 $1.5 $1.6 $1.7 $4.3 $5.1 $4.8     Other Revenue $0.5 $0.4 $0.4 $0.4 $0.5 $0.5 $0.5 $1.2 $1.8 $1.4 GAAP Operating Income (Loss) ($0.5) ($2.2) $0.2 ($0.7) $0.9 ($2.9) $1.1 ($11.8) ($3.2) ($0.9) GAAP Net Income (Loss) ($0.3) ($1.7) $0.2 ($0.6) $0.8 ($2.3) $0.9 ($9.2) ($2.4) ($0.6) GAAP Diluted EPS (Loss per share) ($0.02) ($0.12) $0.01 ($0.04) $0.06 ($0.18) $0.07 ($0.65) ($0.17) ($0.05) Non GAAP Net Income (Loss) ($0.0) ($0.2) $0.9 $0.1 $0.9 $0.8 $1.0 $1.8 $0.7 $2.6 Non-GAAP Diluted EPS (Loss per share) ($0.00) ($0.01) $0.06 $0.00 $0.07 $0.06 $0.07 $0.13 $0.05 $0.20 Cash Flow from Operations $1.2 $0.7 $0.9 $0.7 $0.8 $0.9 $1.2 $5.9 $3.4 $2.9 Free Cash Flow $1.0 $0.6 $0.8 $0.5 $0.6 $0.8 $1.2 $4.7 $2.9 $2.6 Adjusted EBITDA $0.3 ($0.1) $1.2 $0.3 $1.2 $1.1 $1.3 $4.7 $1.8 $3.6     Adjusted EBITDA Margin 4.0% (1.1%) 16.1% 4.1% 15.6% 13.9% 15.8% 15.6% 6.0% 15.1% * Numbers may not add due to rounding 14

© 2026 Zedge, Inc. Appendix Trended Financial Information* Appendix Users in millions, subscriptions in thousands, $ in millions except ARPMAU · Operating metrics, 2 of 2 Metric Q125 Q225 Q325 Q425 Q126 Q226 Q326 FY24 FY25 YTD FY26 MAU 25.0 24.7 22.1 23.2 22.2 20.4 19.6 nm nm nm     Well-developed Markets 5.5 5.6 5.2 5.4 4.9 4.8 4.3 nm nm nm     Emerging Markets 19.5 19.1 16.9 17.8 17.3 15.6 15.3 nm nm nm Active Subscriptions (in 000s) 698 791 896 984 1,075 1,175 1,260 nm nm nm ARPMAU $0.077 $0.078 $0.099 $0.093 $0.099 $0.115 $0.119 nm nm nm Zedge Premium – GTV $0.68 $0.68 $0.61 $0.64 $0.66 $0.79 $0.72 $2.15 $2.62 $2.16 Shares Repurchased 0.22 0.24 0.22 0.64 0.24 0.01 0.08 0.21 1.32 0.33 15

© 2026 Zedge, Inc. Reconciliation of Non-GAAP Financial Metrics Appendix $ in millions · Free Cash Flow = Cash Flow from Operations less Capital Expenditures Free Cash Flow Calculation Q125 Q225 Q325 Q425 Q126 Q226 Q326 FY24 FY25 YTD FY26 Cash Flow from Operations $1.2 $0.7 $0.9 $0.7 $0.8 $0.9 $1.2 $5.9 $3.4 $2.9 Capital Expenditures $0.2 $0.1 $0.1 $0.2 $0.2 $0.1 $0.0 $1.2 $0.5 $0.3 Free Cash Flow $1.0 $0.6 $0.8 $0.5 $0.6 $0.8 $1.2 $4.7 $2.9 $2.6 * Numbers may not add due to rounding 16